SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                           May 7, 1996



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)


Item 5.  Other Events.

On May 3, 1996, Continental Airlines, Inc. filed a preliminary proxy statement with the Securities and Exchange Commission
("SEC"). Such preliminary proxy statement is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1 Preliminary proxy statement, filed with the SEC on May 3, 1996 and incorporated herein by reference.



                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek

                                      Jeffery A. Smisek
                                      Senior Vice President and
                                        General Counsel

May 7, 1996


                          EXHIBIT INDEX


99.1 Preliminary proxy statement, filed with the SEC on May 3, 1996 and incorporated herein by reference.